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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                                  JUNE 8, 2001
                Date of Report (Date of earliest event reported)

                           CROWN MEDIA HOLDINGS, INC.
               (Exact name of Registrant as Specified in Charter)


     Delaware                      0-30700                    84-1524410
 (State or other              (Commission File              (IRS Employer
 Jurisdiction of                   Number)                 Identification No.)
 Incorporation)


                    6430 S. FIDDLERS GREEN CIRCLE, SUITE 500
                        GREENWOOD VILLAGE, COLORADO 80111
                    (Address of Principal Executive Offices)

                                 (303) 220-7990
               Registrant's telephone number, including area code




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ITEM 5.  OTHER EVENTS

         Attached as an exhibit to this Current Report on Form 8-K is a press release dated June 8, 2001, in which Crown Media Holdings, Inc. announced that it has received a complaint filed by a person claiming to be a stockholder regarding the Company's proposed purchase of approximately 700 film titles and related property and rights from Hallmark Entertainment Distribution, LLC, and that the Company has postponed the vote of its stockholders on the acquisition of the films until later in June, 2001, so that stockholders may be informed of this development.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibits are filed with this Report:

         Exhibit No.       Document

            99 Press Release of Crown Media Holdings, Inc. dated June 8, 2001 concerning the complaint and postponed stockholder vote


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           CROWN MEDIA HOLDINGS, INC.
                                                 (Registrant)



Date   June 8, 2001                     By  /s/ William J. Aliber
      --------------                       ------------------------------------
                                           William J. Aliber
                                           Executive Vice President and
                                           Chief Financial Officer



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DOCUMENT
-------           --------
  99              Press Release of Crown Media Holdings, Inc. dated June 8, 2001 concerning the complaint and postponed stockholder vote